UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013 (July 25, 2013)

NASH-FINCH COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South		55435
Minneapolis, Minnesota		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:

(952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2013, Nash-Finch Company conducted a conference call to discuss its earnings for the twelve weeks ended June 15, 2013. A transcript of such call is filed herewith as Exhibit 99.1.

Item 8.01. Other Items.

The information set forth under Item 2.02 above is incorporated by reference herein.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of Nash-Finch Company Conference Call conducted on July 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NASH-FINCH COMPANY

Dated:  July 26, 2013

By:

 /s/ Robert B. Dimond

Robert B. Dimond

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Nash-Finch Company Conference Call conducted on July 25, 2013

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